EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                                  Winning Edge International, Inc. and Subsidiaries

                       PURSUANT TO 18 U.S.C. SECTION 1350

     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-QSB of Winning Edge International, Inc. and Subsidiaries for the period ending January 31, 2007:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all  material aspects, the financial condition and results of operations of Winning Edge International, Inc. and Subsidiaries

/s/ Jeffrey Johnson

Jeffrey Johnson

Chief Financial Officer

March 14, 2007

A signed original of this written statement required by Section 906 of the Sarbanes Oxley Act of 2002 has been provided to Winning Edge International, Inc. and Subsidiaries and will be retained by Winning Edge International, Inc. and furnished to the Securities and Exchange Commission upon request.